                                                   (Gathering System Properties)

                              AMENDED AND RESTATED
                         MORTGAGE, ASSIGNMENT, SECURITY
                       AGREEMENT AND FINANCING STATEMENT
                                      FROM
                WEST SHORE PROCESSING COMPANY, LLC, MORTGAGOR TO
                        BANK OF AMERICA ILLINOIS, LENDER

                            Dated as of May 2, 1996

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL FIXTURES INCLUDED IN THE PROPERTY, AND IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO. THE MORTGAGOR HAS AN INTEREST OF
RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW
- ----------------------------------------------------------------------------
LENDER (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM
- ------------------------------------------------------------------------------
WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS
- --------------------------------------------------------------------------------
HEREINAFTER DEFINED) UNDER THIS MORTGAGE.
- -----------------------------------------

WARNING; THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE
- -----------------------------------------------------------------------
FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE
- --------------------------------------------------------------------------------
PROPERTY IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE
- ----------------------------------------------------------------------------
REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A
- -------------------------------------------------------------------------------
COPY OF THE NOTICE ON THE PROPERTY.
- -----------------------------------

WHEN RECORDED OR FILED RETURN TO:

Rex A. Palmer
Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

                              AMENDED AND RESTATED
        MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT

     THIS AMENDED AND RESTATED MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage"), dated as of May 2, 1996, is from West
                          ------------
Shore Processing Company, LLC, a Michigan limited liability company (herein called the "Mortgagor"), to BANK OF AMERICA ILLINOIS, an Illinois banking
           -------------
corporation having offices at 231 South LaSalle Street, Chicago, Illinois 60697 (herein called "Lender").

                                   RECITALS:

     1. Manistee Gas Limited Liability Company, a Wyoming limited liability company ("Manistee"), has previously executed, acknowledged and delivered to
        -------------
Michigan Gas Fund I, a Texas general partnership ("MGF"), that certain Mortgage,
                                                 --------
Assignment, Security Agreement and Financing Statement dated as of December 1, 1993, which was recorded and filed as set forth on Schedule 1 attached hereto,
                                                   ----------
as amended by that certain First Supplement to Mortgage, Assignment, Security Agreement and Financing Statement dated March 30, 1994, which was recorded and filed as set forth on Schedule 1 attached hereto, and as amended by that certain
                      ----------
Second Supplement to Mortgage, Assignment, Security Agreement and Financing Statement dated October 24, 1994, which was recorded and filed as set forth on
Schedule 1 attached hereto (such mortgage, as so amended, the "Original Plant
- ----------                                                    ---------------
and Gathering System Mortgage").
- --------------------------------

     2. In order to secure the indebtedness to and performance of all obligations of MGF under (i) that certain Interim Construction and Acquisition Facility Credit Agreement dated as of December 1, 1993 (as amended, the "Interim
                                                                        --------
Credit Agreement"), between MGF and Den norske Bank AS, a Norwegian Bank ("Den
- -------------------
norske"), (ii) that certain Term Credit Agreement dated as of December 1, 1993 (as amended to the date hereof, the "Original Term Credit Agreement"),
                                    ----------------------------------
originally entered into between MGF and Den norske and (iii) that certain Trust Indenture and Security Agreement dated as of December 1, 1993, between MGF, Manistee, Basin Pipeline, L.L.C., a Michigan limited liability company ("Basin"), and Bankers Trust Company ("Trustee"), as trustee for Den norske, as
                                     ------------
amended by that certain First Amendment to Trust Indenture and Security Agreement dated March 30, 1994, that certain Second Amendment to Trust Indenture and Security Agreement dated as of June 30, 1994, that certain Third Amendment to Trust Indenture and Security Agreement dated as of October 24, 1994, and that certain Fourth Amendment to Trust Indenture and Security Agreement dated as of December 29, 1995, each entered into among MGF, Manistee, Basin and Trustee (as so amended, the "Original Indenture"), MGF pledged, assigned and transferred to
                ----------------------
Trustee, for the benefit of Den norske, all MGF's right, title and interest in, to and under the Original Plant and Gathering System Mortgage, among other rights and interests, pursuant to that certain Collateral Assignment of Notes and Liens by MGF in favor of Bankers Trust, as trustee, dated as of December 1, 1993, which was recorded as set forth on Schedule 1 attached hereto, as amended
                                         ----------
by that Certain Amended and Restated Collateral Assignment of Notes and Liens dated as of March 31, 1994, which was recorded as set forth on Schedule 1
                                                               ----------
attached hereto, as amended by that certain Second Amended and Restated Collateral Assignment of Notes and Liens dated as of December 29, 1995, which was recorded as set forth on Schedule 1 attached hereto.
                             ----------

     3. On December 29, 1995, Bank of America Illinois, an Illinois banking corporation (the "Lender") purchased all of Den norske's interests under the Original Term Credit Agreement and has succeeded to the interest of Den norske under the Original Term Credit Agreement and under the Original Indenture and in connection therewith, Den norske has granted, sold, conveyed, transferred and assigned to the Lender all Den norske's right, title and interest in, to and under the Term Credit Agreement, the Term Note and the Original Indenture, pursuant to that certain Assignment of Notes and Liens dated as of December 29, 1995, which was recorded and filed as set forth on Schedule 1 attached hereto.
                                    ----------

     4. Pursuant to that certain Conveyance dated as of March 29, 1996, Manistee has transferred to Michigan Energy Company, L.L.C., a Michigan limited liability company ("MEC"), all of its right, title and interest in those certain properties described below as the "Property" (which properties, and certain other properties, are encumbered by and are subject to the Original Plant and Gathering System Mortgage) and, in connection with such Conveyance, MEC and Michigan Production Company, L.L.C, a Michigan limited liability company ("MPC"), have assumed the debt of Basin and Manistee to MGF, including amounts owing under that certain note (the "First Note") in the face amount of
                                   --------------
$16,084,913 in favor of MGF. In a subsequent conveyance, MEC transferred to Mortgagor all interest in the Property which was transferred to it by Manistee in the above referenced conveyance.

     5. MGF has granted, sold, conveyed, transferred and assigned to the Lender the First Note and, among other rights and interests, all of its right, title and interest in, to and under the Original Plant and Gathering System Mortgage, insofar as such Original Plant and Gathering System Mortgage relates to the Property (as defined below) covered hereby (such rights so assigned being herein called the "Partial Assigned Mortgage Rights"). The Original Plant and
                  ---------------------------------
Gathering System Mortgage has been segregated into two mortgages, one (the "Gathering System Mortgage") securing the First Note (which was assigned to
- ----------------------------
Lender as discussed above) and covering the Property covered hereby, and the other (the "Plant Only Mortgage") securing certain indebtedness (other than the
           ----------------------
First Note) which was assigned to MEC and covering the certain Property (as defined in the Original Plant and Gathering System Mortgage) other than the Property covered hereby. Such assignment to Lender is an absolute assignment and not merely a collateral assignment as provided for in the documents described in Recital 2 above.

     6. Concurrently herewith, MEC, MPC and the Lender are entering into that certain Amended and Restated Credit Agreement (herein, as the same may be amended, modified, restated or supplemented from time to time, called the "Amended and Restated Credit Agreement"), pursuant to which Lender has agreed to
- -----------------------------------------
lend to MPC and MEC amounts not to exceed $30,000,000 at any time outstanding, and MPC and MEC, to evidence such indebtedness to Lender under the Amended and Restated Credit Agreement, have executed and delivered to Lender their promissory notes dated of even date herewith (herein collectively called the "Loan Note"), in the aggregate principal amount of $30,000,000 to mature on
- -------------
December 31, 2000, the Loan Note being payable to the order of Lender, bearing interest at the rates provided for therein, and containing provisions for the payment of attorneys' fees and acceleration of maturity in the event of default, as set forth therein.

     7. In order to secure repayment of the Loan Note and payment and performance of the Obligations (as defined in the Amended and Restated Credit Agreement), Mortgagor has executed and delivered to the Lender its Secured Guaranty, dated of even date herewith (herein, as the same may be from time to time amended, modified, restated or supplemented, called the "Guaranty").
                                                             ------------

     8. In order to secure repayment of the Guaranty and the Loan Note and payment and performance of the Obligations (as defined in the Amended and Restated Credit Agreement), Mortgagor and the Lender desire to enter into this Amended and Restated Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement to confirm and ratify the Gathering System Mortgage, to mortgage certain additional property owned by Mortgage but not covered by the Gathering System Mortgage and to amend the Gathering System Mortgage to provide that it secures the obligations of MEC and MPC under the Amended and Restated Credit Agreement.

     9. MEC and MarkWest Michigan LLC, a Michigan limited liability company ("Markwest") are parties to that certain Participation, Ownership and Operating Agreement dated as of May 2, 1996 (the "Participation Agreement"), pertaining to
                                       ---------------------------
the formation and capitalization of Mortgagor and Basin Pipeline, L.L.C., a Michigan limited liability company ("Basin"), pursuant to which Markwest will earn member interests in Mortgagor.

     10. MEC, Markwest, Mortgagor and Basin are parties to that certain Subordination Agreement dated as of May 2, 1996 (the "Subordination Agreement"),
                                                      --------------------------
pursuant to which Lender agreed that its rights, interests and remedies under and pursuant to this Mortgage, among other things, is subject and subordinate to the Participation Agreement.

     11. The Mortgagor or its Affiliates (as defined in the Amended and Restated Agreement) may enter into certain Hedging Agreements (as defined in the Amended and Restated Credit Agreement) with Bank of America National Trust and Savings Association, an Affiliate of the Lender, pursuant to the terms of the Amended and Restated Credit Agreement. It is a condition precedent to the obligations of the Lender to make Loans under the Amended and Restated Credit Agreement and to the obligations of Bank of America National Trust and Savings Association under the Hedging Agreements referred to above, that the Mortgagor executes and delivers this instrument.

                                  WITNESSETH:

                                  ARTICLE I.

                        Granting Clauses; Indebtedness
                        ------------------------------

     Section 1.1. Grant and Mortgage. The Mortgagor for and in consideration of
                  -------------------
the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, and in order to secure the payment of the Indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby MORTGAGE AND WARRANT to the Lender and grant to Lender a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, all of the following described rights, interests and properties (the "Mortgaged Properties"):
                                      ------------------------

          A.   The easements (collectively herein called the "Easements")
                                                             ------------
     described in Exhibit A attached hereto and made a part hereof or described in any instrument or document described in Exhibit A attached hereto;

          B. Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to the lands which are described in Exhibit A hereto (or which are described in any of the instruments or documents described in Exhibit A hereto), even though such interest of Mortgagor may be incorrectly described in, or omitted from, Exhibit A attached hereto;

          C. All of Mortgagor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) the contracts and agreements described on Exhibit B attached hereto and made a part hereof and all other presently existing and hereafter created gas purchase agreements, gas sales agreements, product sales agreements, processing agreements, exchange agreements, gathering agreements, transportation agreements and other contracts and agreements which cover, affect, or otherwise relate to the Gathering Systems (below defined) or the gathering and/or transportation of gas through such Gathering Systems, and all other contracts and agreements (including without limitation, equipment leases, maintenance agreements, electrical supply contracts and other contracts and agreements) which cover, affect or otherwise relate to the properties described in clauses A and B or the Gathering Systems (or to the operation thereof or the treating, handling, storing, transporting, or marketing of Production, below defined) (all of the foregoing being collectively herein called the "Certain Contracts");
                ---------------------


          D. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all gathering systems and/or pipeline systems, and other improvements now or hereafter located on or in the lands which are described in Exhibit A hereto (or which are described in any of the instruments or documents described in Exhibit A hereto) and all materials, equipment, and other property now or hereafter located on such lands, or which are used or held for use, regardless of where the same are located, in connection with, or otherwise related to, such lands or such gathering systems, pipeline systems, or improvements (including, but not limited to, materials and supply inventory, surface or subsurface machinery and equipment, line pipe and pipe connections, fittings, flanges, wells or interconnects, valves, control equipment, cathodic or electrical protection units, by-passes, regulators, drips, meters and metering stations, compression equipment, pump houses and pumping stations, treating equipment, dehydration equipment, separation equipment, telephone, and other communication systems, office equipment and furniture, files and records, computer equipment and software) (all of the foregoing being herein called the "Gathering Systems"); and
                                       ---------------------

          E. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in all permits, licenses, orders, franchises, certificates and other rights and privileges which are now used, or held for use, in connection with, or otherwise relate to, the ownership or operation of the Gathering Systems;

     TO HAVE AND TO HOLD the Mortgaged Properties unto Lender, and Lender's successors and assigns, upon the terms, provisions and conditions herein set forth.

     Section 1.2. Grant of Security interest. In order to further secure the
                  ---------------------------
payment of the Indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Lender a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

          (a) all oil, gas, other hydrocarbons and other minerals (and products processed or obtained from oil, gas, other hydrocarbons, or other minerals) now or hereafter located in or on, or transported or gathered through, or otherwise related to the Mortgaged Properties (including, without limitation, any and all of the same held as inventory) (the "Production"),
                                                                 --------------
     and all proceeds thereof and all accounts, contract rights and general intangibles under which such proceeds may arise, and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdictions in which the Mortgaged Properties are located;

          (b) without limitation of any other provisions of this Section 1.2, all payments received in lieu of payment for Production (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, "take or pay" or "minimum bill" payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or minimum bill or similar obligations or other obligations under a sales contract, and payments received in buyout or buydown or other settlement of a contract covered hereby (the payments described in this subsection (b) being herein called "Payments in Lieu");

          (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property (of whatever nature) of Mortgagor now or hereafter located on or used or held for use in connection with, or otherwise related to, the Mortgaged Properties (or in connection with the operation thereof or the transporting, gathering or marketing of Production), and all accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing;

          (d) all permits, licenses, orders, franchises, certificates, similar authorizations, and other rights and privileges now held or hereafter obtained in connection with the Mortgaged Properties or the Collateral (as hereinafter defined) (or in connection with the operation thereof or the transporting, gathering or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

          (e) all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) of Mortgagor, including without limitation those related to the Mortgaged Properties (or the operation thereof or the transporting, gathering or marketing of Production) including, without limitation, rights under the Certain Contracts);

          (f) Without limitation of the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

          (g) all accounting, legal, title, technical and other business data concerning the Mortgaged Properties, the Production or any other item of Property (as hereinafter defined) or otherwise relating to Mortgagor's business which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

          (h) all money, documents, instruments, chattel paper, securities, accounts or general intangibles of Mortgagor, including without limitation those arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property (all of the properties, rights and interests described in subsections (a), (b),
     (c), (d), (e) (f) and (g) above and this subsection (h) being herein sometimes collectively called the "Collateral"); and
                                       --------------

          (i) all proceeds of the Collateral and of the Mortgaged Properties, whether such proceeds or payments are

39154715.6
     goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, personal property or other assets including, without limitation, insurance proceeds and condemnation proceeds (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the "Property").
                                                               ------------
     Section 1.3. Guaranty Note, Loan Documents, Other Obligations. This
                  -------------------------------------------------
Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:

          A.   Items of Indebtedness Secured. The following items of
               ------------------------------
     indebtedness are secured hereby:

               a. The Guaranty, the Loan Note, and all other obligations and liabilities of MEC or MPC under the Amended and Restated Credit Agreement;

               b. All indebtedness evidenced by any promissory notes evidencing additional loans which the Lender may from time to time make to the Mortgagor or to MEC or to MPC, the Lender not being obligated, however, to make such additional loans;

               c. Any sums advanced or express or costs incurred by the Lender (or any receiver appointed hereunder) which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

               d. Any and all other indebtedness of the Mortgagor or MEC or MPC to the Lender now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising, including without limitation all Hedging Agreements (as defined in the Amended and Restated Credit Agreement) between the Mortgagor or MEC or MPC or any Affiliate (as defined in the Amended and Restated Credit Agreement) of the Mortgagor or MEC or MPC and the Lender or any Affiliate of the Lender, including, without limitation, Bank of America National Trust and Savings Association; and

               e. Any extensions, refinancings, modifications or renewals of all such indebtedness described in subparagraphs (a) through (d)
                                             -----------------         ---
          above, whether or not the Mortgagor or MEC or MPC executes any extension agreement or renewal instrument.

          B.   Indebtedness. Notes and Loan Documents Defined. All the above
               -----------------------------------------------
     items of indebtedness are hereinafter collectively referred to as the "Indebtedness". Any promissory note evidencing any part of the
     --------------
     Indebtedness, including, without limitation, the Loan Note, is hereinafter referred to as a "Note", and all such promissory notes are hereinafter
                      -------
     referred to collectively as the "Notes". Loan Documents" means,
                                     -------  ---------------
     collectively, the Amended and Restated Credit Agreement, the Guaranty, the Note, and any all other instruments evidencing or securing the Indebtedness or otherwise executed in connection with the Amended and Restated Credit Agreement or the Indebtedness. "MEC Shares" means, as of any date of determination with respect to any asset, interest or property, the undivided proportionate beneficial interest of MEC in the Property represented and measured by MEC's ownership of equity interests in Mortgagor and Basin pursuant to the Participation Agreement.

     Section 1.4. Future Advance Mortgage. This is a future advance mortgage within the meaning of Act. No. 348 of Michigan Public Acts of 1990.

                                  ARTICLE II.

     Section 2.1. Mortgagor covenants as follows:

          (a) Title and Permitted Encumbrances. Mortgagor covenants to maintain,
              ----------------------------------
     good, defensible and marketable title to the Property, free and clear of all liens, security interests, and encumbrances except for (i) the liens and security interests evidenced by this Mortgage, (ii) statutory liens for taxes and assessments which are not yet delinquent, (iii) mechanics' and materialmen's liens, with respect to obligations which are not yet due, and
     (iv) other liens and security interests (if any) in favor of Lender, and
     (v) those items set forth on the Disclosure Schedule to the Participation Agreement or of record on the date hereof (the matters described in the foregoing clauses (i), (ii), (iii), (iv) and (v) being herein called the "Permitted Encumbrances"); Mortgagor will warrant and defend title to the Property, subject to the aforesaid exceptions, against the claims and demands of all persons claiming or to claim the same or any part thereof by, through or under Mortgagor, and not otherwise. There will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Lender as secured party. Upon request by Lender, Mortgagor will deliver to Lender schedules of all internal and third party information identifying the Property.

          (b) Leases and Contracts; Performance of Obligations. Mortgagor agrees
              -------------------------------------------------
     to maintain each Easement, each Certain Contract, and each other contract or agreement forming a part of the Property in full force and effect, and all payments due and payable under the same, or otherwise attendant to the ownership or operation of the Property will be properly and timely paid. Mortgagor will fulfill all obligations coming due in the future under such Easements, Certain Contracts, and other contracts, agreements, or otherwise attendant to the ownership or operation of any part of the Property, where failure to do so could adversely affect the ownership or operation of the Property.

          (c)  [Not used.]

          (d) Condition of Personal Property. The machinery, equipment,
              -------------------------------
     inventory, improvements, fixtures, goods and other tangible personal property forming a part of the Property will remain in good repair and condition and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of such Property will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) in the course of the normal operation of the Property. Upon request of Lender, Mortgagor will deliver to Lender an inventory and/or financing statements describing and showing the make, model, serial number and location of all machinery, equipment, inventory, fixtures, goods and other tangible personal property forming a part of the Property.

          (e)  [Not used. ]

          (f) Operation of Mortgaged Properties. The Mortgaged Properties
              ----------------------------------
     hereafter will be, operated and maintained in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all contracts and agreements forming a part of the Property, and in conformity with the Permitted Encumbrances.

          (g) Sale or disposal. Mortgagor will not, without the prior written
              -----------------
     consent of Lender or as permitted by Section 5.4 of the Participation
                                          -----------
     Agreement, sell, exchange, lease, transfer, or otherwise dispose of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures which are (A) obsolete for their intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances, and (ii) sales of Production which are made in the ordinary course of business and in compliance with Section 2.1(c) hereof; provided that nothing in clause (ii) shall be construed as limiting Lender's rights under Article III of this Mortgage. Mortgagor shall account fully and faithfully for and, if Lender so elects, shall promptly pay or turn over to Lender the proceeds in whatever form received from disposition in any manner of any of the Property. Mortgagor shall at all times keep the Property and its proceeds separate and distinct from other property of Mortgagor and shall keep accurate and complete records of the Property and its proceeds.

          (h) Payment and Discharge of Obligations. Mortgagor will pay and
              -------------------------------------
     discharge when due all of its indebtedness and obligations. Mortgagor will file all required tax returns and will pay all taxes and other governmental charges or levies imposed upon or against its income, properties or profits, before the same became, or becomes, in default, including but not limited to all ad valorem taxes assessed against the Property or any part thereof and all franchise taxes, occupation taxes and all production, severance and other taxes assessed against, or measured by, the Production or the value, or proceeds, of the Production.

          (i)  [Not used.]

          (j)  Environmental.
               --------------

                    (A) Current status. The uses which Mortgagor intends to make
                        ---------------
          of the Property will not result in the disposal or other release of any hazardous substance or solid waste on or to the Property. The terms "hazardous substance" and "release" as used in this Mortgage
                                          ---------
          shall have the meanings specified in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), and the terms "solid waste" and
                                                      -------------
          "disposal" (or "disposed") shall have the meanings specified in the
          ----------     -----------
          Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as
          amended, hereinafter called "RCRA"); provided, in the event either
                                      --------
          CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the states in which the Mortgaged Properties are located establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

                    (B) Future Performance. Mortgagor will not cause or permit
                        -------------------
          the Property or Mortgagor, or cause the Associated Property (as defined below), to be in violation of, or do anything or permit anything to be done which will subject the Property to (or do anything which will subject the Associated Property to), any remedial obligations under any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and the Associated Property and Mortgagor will promptly notify Lender in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Laws. Mortgagor will take all steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property or the Associated Property, except as set forth on the Disclosure Statement to the Participation Agreement, Mortgagor will not cause or permit the disposal or other release of any hazardous substance or solid waste on or to the Property or the Associated Property and covenants and agrees to keep or cause the Property, or to the extent caused by Mortgagor the Associated Property, to be kept free of any hazardous substance or solid waste and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense. Upon Lender's reasonable request, at any time and from time to time during the existence of this Mortgage, Mortgagor will provide at Mortgagor's sole expense an inspection or audit of the Property and the Associated Property from an engineering or consulting firm approved by Lender, indicating the presence or absence of hazardous substances and solid waste on the Property and/or the Associated Property. The term "Associated Property" as used in this Mortgage shall mean any and all interests in and to (and or carved out of) the lands included in the Property, or on which the Property is located, whether or not such property interests are owned by Mortgagor.

          (k) Condemnation of the Property; Proceeds. Immediately upon obtaining
              ---------------------------------------
     knowledge of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Mortgagor will notify Lender of the pendency of such proceedings. Lender may participate in any such proceedings, and Mortgagor shall from time to time deliver to Lender all instruments requested by it to permit such participation. Mortgagor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be paid to Lender, and shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred by Lender in the collection thereof, then to the payment, in the order determined by Lender in its own discretion, of the Indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Mortgagor hereby assigns and transfers all such proceeds, judgments, decrees and awards to Lender and agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Lender may request. Lender is hereby authorized, in the name of Mortgagor, to execute and deliver valid acquittance for, and to appeal from, any such judgment, decree or award. Lender shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees and/or awards.

          (1) Defense of Mortgage. If the validity or priority of this Mortgage
              --------------------
     or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Lender and at Mortgagor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest from the date expended until paid at the rate described in Section 2.2 hereof, and the Lender shall be subrogated to all rights of the person receiving such payment.

          (m) Fees and Expenses: Indemnity. Mortgagor will reimburse Lender (for
              -----------------------------
     purposes of this paragraph, the term "Lender" shall include the directors, officers, partners, employees and agents of Lender, and any persons or entities owned or controlled by or affiliated with Lender) for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the exercise by Lender of any of its rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or Lender's liens and security interests therein. Mortgagor will indemnify and hold harmless Lender from and against (and will reimburse Lender for) all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by Lender on account of, in connection with, or arising out of (A) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, (B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein,
     (C) the exercise of any rights and remedies hereunder or under any other Loan Document, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Property or with this Mortgage or any other Loan Document, (E) any violation on or prior to the Release Date (as hereinafter defined) of any Applicable Environmental Law, (F) the presence on or release onto the Property or Associated Property or the groundwater of either, on or prior to the Release Date, of any hazardous substance or solid waste, (G) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on the Property or the Associated Property or release from the Property or the Associated Property of hazardous substances or solid wastes disposed of or otherwise released), resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Property or the Associated Property, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (H) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material located upon or migrating into, from or through the Property or the Associated Property (whether or not the release of such materials was caused by Mortgagor, a tenant or subtenant or a prior owner or tenant or subtenant on the Property or the Associated Property and whether or not the alleged liability is attributable to the handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on the Property or the Associated Property), which the Lender may have liability with respect to due to the making of the loan or loans evidenced by the Note, the granting of this Mortgage, the exercise of any of its rights under the Loan Documents, or otherwise. Lender shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Lender in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Lender pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender. The "Release Date" as used
                                                        --------------
     herein shall mean the earlier of the following two dates: (i) the date on which the Indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released of record, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully effective and recorded. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the indebtedness. Any amount to be paid hereunder by Mortgagor to Lender shall be a demand obligation owing by Mortgagor to Lender and shall be subject to and covered by the provisions of the last two sentences of Section 2.2 hereof.

          (n) Insurance. Mortgagor will carry insurance as provided by the
              ----------
     Participation Agreement. In the event of any loss under any insurance policies so carried by Mortgagor, Lender shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred by lender in the collection thereof, then to the payment, in the order determined by Lender in its own discretion, of the Indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Lender is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Lender is hereby appointed Mortgagor's agent and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the Indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

          (o) Further Assurances. Mortgagor will, on request of Lender, (i)
              -------------------
     promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document;
     (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Lender to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all costs connected with any of the foregoing.

          (p) Name and Place of Business. Mortgagor will not cause or permit any
              ---------------------------
     change to be made in its name, identity, or corporate or partnership structure, or its federal employer identification number unless Mortgagor shall have notified Lender of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of further perfecting or protecting the lien and security interest of Lender in the Property. Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Property (including, particularly, the records with respect to "Proceeds", as defined in Section
     3.1 hereof, from the Mortgaged Properties) will be (unless Mortgagor notifies

     Lender of any change in writing at least thirty (30) days prior to the date of such change), the address set forth opposite the signature of Mortgagor to this Mortgage.

     Section 2.2. Performance by Lender Mortgagor's Behalf. Mortgagor agrees
                  -----------------------------------------
that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Lender, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Lender and any money so paid by Lender shall be a demand obligation owing by Mortgagor to Lender (which obligation Mortgagor hereby expressly promises to pay) and Lender, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Lender pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to the rate as provided for past due principal under the Note (provided that, should applicable law provide for a maximum permissible rate of interest on such amounts, such rate shall not be greater than such maximum permissible rate); all such amounts, together with such interest thereon, shall be a part of the Indebtedness and shall be secured by this Mortgage.

                                 ARTICLE III.

           Assignment of Rents. Profits, Income, Contracts and Bonds
           ---------------------------------------------------------

     Section 3.1. Assignment. Mortgagor does hereby absolutely and
                  -----------
unconditionally assign, transfer and set over to Lender all rents, income, receipts, revenues, profits, proceeds and other sums of money to be derived from the Property (including but not limited to proceeds from the sale of oil, gas, other hydrocarbons, and other minerals forming a part of, or transported or gathered through, the Property, transportation or gathering fees, take or pay or other minimum bill type payments, all proceeds payable under any policy of insurance covering the loss of or interruption of business caused by destruction or damage to the Property, and any sums of money that may become due and payable to Mortgagor as a result of mineral interests, whether fee or leasehold, royalty interests, overriding royalties, bonuses, delay rentals, royalties or any other interest in oil, gas, other hydrocarbons, or other minerals in and under the lands covered by the Mortgaged Properties), including without limitation the immediate and continuing right to collect and receive all of such rents, income, receipts, revenues, profits, proceeds, and other sums of money that may now or at any time hereafter become due and payable to Mortgagor (the "Proceeds").

     Section 3.2. Effectuating Payment of Production Proceeds to Lender.
                  ------------------------------------------------------
Independent of the foregoing provisions and authorities herein granted, and without limitation, Mortgagor hereby constitutes and appoints Lender as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Lender may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Proceeds (the same having been assigned by Mortgagor to Lender pursuant to Section 3.1 hereof), giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present. The powers and authorities herein conferred upon Lender may be exercised by Lender through any person who, at the time of the execution of the particular instrument, is an officer of Lender. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Lender or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Lender that all the Indebtedness is fully and finally paid. Lender may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Proceeds, and any reasonable expenses (including reasonable attorneys' fees so incurred by Lender shall be a demand obligation of Mortgagor and shall be part of the Indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in
Section 2.2 hereof.

     Section 3.3. Application of Proceeds. So long as no default has occurred
                  ------------------------
hereunder, the Proceeds received by Lender during each calendar month shall on the first business day of the next succeeding calendar month (or, at the option of Lender, on any earlier date) be applied by Lender (a) as provided for in the Amended and Restated Credit Agreement or (b) if not provided for in the Amended and Restated Credit Agreement, as follows:

          FIRST, to the payment of all Indebtedness then due and payable, in
          ------
     such manner and order as Lender deems advisable;

          SECOND, to the prepayment of the remainder of the Indebtedness in such
          -------
     manner and order and to such extent as Lender deems advisable; and

          THIRD, the remainder, if any, of the Proceeds shall be paid over to
          ------
     Mortgagor or to Mortgagor's order or to such other parties as may be entitled thereto by law.

After a default hereunder has occurred, all Proceeds from time to time in the hands of Lender shall be applied by it toward the payment of all Indebtedness (principal, interest, attorneys' fees and other fees and expenses) at such times and in such manner and order and to such extent as Lender deems advisable.

     Section 3.4. Release From Liability: Indemnification. Lender and its
                  ----------------------------------------
successors and assigns are hereby absolved from all liability for failure to enforce collection of the Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Lender (for purposes of this paragraph, the term "Lender" shall include the directors, officers, partners, employees and agents of Lender and any persons or entities owned or controlled by or affiliated with Lender) from and against all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred or paid by Lender by reason of the assertion that Lender received, either before or after payment in full of the Indebtedness, funds claimed by third persons (and/or which Lender or Mortgagor was otherwise not entitled to receive), and Lender shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Lender shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Lender in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Lender pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest, from the date expended until paid, at the rate described in Section 2.2 hereof. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the Indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the Indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION. JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

     Section 3.5. Mortgagor's Absolute Obligation. Nothing herein contained
                  --------------------------------
shall detract from or limit the obligations of Mortgagor to make prompt payment of the Guaranty, the Note, and any and all other Indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights of Lender under the Loan Documents.

                                  ARTICLE IV.

                             Remedies Upon Default
                             ---------------------

     Section 4.1. The term "default" as used in this Mortgage shall mean the occurrence of any of the following events:

          (a) the occurrence of an "Event of Default" as defined in the Amended and Restated Credit Agreement, including without limitation, an Event of Default arising from a breach of the representations and warranties made in the Amended and Restated Credit Agreement concerning the Mortgaged Properties and the Mortgagor;

          (b) the failure of Mortgagor to make due and punctual payment of the Guaranty, the Note or of any other Indebtedness or of any installment of principal thereof or interest thereon, or any part thereof, as the same shall become due and payable, whether at a date for payment of a fixed installment or contingent or other payment, or as a result of acceleration, or otherwise; or

          (c) the failure of Mortgagor to pay over to Lender any Proceeds which are receivable by Lender under this Mortgage but which are paid to Mortgagor rather than Lender (either as provided in Section 3.2 hereof or otherwise), except Proceeds paid over to Mortgagor by Lender under clause THIRD of Section 3.2; or

          (d) the failure of Mortgagor timely and properly to observe, perform or comply with any covenant, agreement, warranty, condition or provision herein contained, if such failure is not remedied within 30 days after the occurrence thereof; or

          (e) any representation or warranty contained herein shall prove to have been false or incorrect in any material respect on the date made (or on the date as of which made); or

          (f) Mortgagor suffers the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the United States Bankruptcy Code, as from time to time amended, or has such a proceeding commenced against it which remains undismissed for a period of 30 days; or

          (g) Mortgagor commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the United States Bankruptcy Code, as from time to time amended, or applies for or consents to the entry of an order for relief in an involuntary case under any such law; or Mortgagor makes a general assignment for the benefit of creditors or fails to pay (or admits in writing its inability to pay) its debts as such debts become due; or Mortgagor takes corporate or other action in furtherance of any of the foregoing; or

          (h) Mortgagor suffers the appointment of or taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets or for any part of the Property in a proceeding brought against or initiated by it and (1) such appointment or taking is neither made ineffective nor discharged within 30 days after the making of such appointment or within 30 days after such taking, or (2) such appointment or taking is consented to, requested by, or acquiesced to by Mortgagor; or

          (i) Mortgagor suffers a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial part of its assets or any part of the Property, and such writ or warrant of attachment or any similar process is not stayed or released within 30 days after the entry or levy thereof or after any stay is vacated or set aside; or

          (j) the Property is so demolished, destroyed or damaged that, in the judgment of Lender, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time; or

          (k) so much of the Property is taken in condemnation, or sold in lieu of condemnation, or the Property is so diminished in value due to any injury or damages to the Property, that the remainder thereof cannot, in the judgment of Lender, continue to be operated profitably for the purpose for which it was being used immediately prior to such taking, sale or diminution.

Section 4.2. Acceleration of Indebtedness. Upon the occurrence of a default
             -----------------------------
described in subsection (f), (g), (h) or (i) of Section 4.1 above, all of the Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Lender may elect. During the continuance of any other default, Lender at any time and from time to time may without notice to Mortgagor or any other person declare any or all of the Indebtedness immediately due and payable and all such Indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Lender may elect.

     Section 4.3. Pre-ForeClosure. Remedies. Upon the occurrence of a default,
                  --------------------------
or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Lender is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Lender may invoke any and all remedies to dispossess Mortgagor. All costs, expenses and liabilities of every character incurred by Lender in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest from date of expenditure until paid at the rate described in Section 2.2 hereof, all of which shall constitute a portion of the Indebtedness and shall be secured by this Mortgage and by any other instrument securing the Indebtedness. In connection with any action taken by Lender pursuant to this Section 4.3, LENDER SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF LENDER IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, nor shall Lender be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Lender with respect to the Property taken under this Section 4.3.

     Section 4.4. Foreclosure.
                  ------------

     (a) Upon the occurrence of a default, this Mortgage may be foreclosed as to the Mortgaged Properties, or any part thereof, in any manner permitted by applicable law. Cumulative of the foregoing and the other provisions of this
Section 4.4, Lender may commence foreclosure proceedings against the property through judicial proceedings or by advertisement, at the option of Lender, pursuant to the statutes in such case made and provided, and sell the property or to cause the same to be sold at public sale, and convey the same to the purchaser in accordance with said statutes in a single parcel or in several parcels at the option of Lender.

     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY
     ----------------------------------------------------------------------
ALLOW LENDER TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO
- ----------------------------------------------------------------------------
COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.
- ----------------------------------------------------------------------------

     WARNING; THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE
     -----------------------------------------------------------------------
FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE
- --------------------------------------------------------------------------------
PROPERTY IN CONNECTION THERE-WITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE
- -----------------------------------------------------------------------------
REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A
- -------------------------------------------------------------------------------
COPY OF THE NOTICE ON THE PROPERTY.
- -----------------------------------

     (b) Upon the occurrence of a default, Lender may exercise its rights of enforcement with respect to the Collateral under the Uniform Commercial Code or similar statute in force in Michigan, or in force in any other state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

          (i) Lender may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          (ii) Lender may require Mortgagor to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral; and

          (iii) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

          (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof may, at the option of Lender, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

          (v) the expenses of sale provided for in clause FIRST of Section 4.6 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

          (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under
     Section 4.6 as if the same were sales proceeds.

     (c) To the extent permitted by applicable law, the sale by Lender hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Indebtedness and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Lender, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Lender shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Lender acting under power of sale, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale). Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the Indebtedness or as to the occurrence of any default, or as to Lender's having declared all of the Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for Lender, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

     Section 4.5. Receiver. In addition to all other remedies herein provided
                  ---------
for, Mortgagor agrees that, upon the occurrence of a default or any event or circumstance which, with the lapse of time or the giving or notice, or both, would constitute a default hereunder, Lender shall be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Indebtedness, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Lender, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Lender under Article III hereof. Nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Lender in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest, from the date of making such advancement by Lender until paid, at the rate described in Section 2.2 hereof.

     Section 4.6. Proceeds of Foreclosure. The proceeds of any sale held in
                  ------------------------
foreclosure of the liens and/or security interests evidenced hereby shall be applied:

          FIRST, to the payment of all necessary costs and expenses incident to
          ------
     such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit;

          SECOND, to the payment of the Indebtedness (including specifically
          -------
     without limitation the principal, interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Lender under this Mortgage) in such manner and order as Lender may elect; and

          THIRD, the remainder, if any there shall be, shall be paid to
          ------
     Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

     Section 4.7. Lender as Purchaser. Any party constituting Lender shall have
                  --------------------
the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and any Lender purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Indebtedness owing to such Lender, or if such Lender holds less than all of such Indebtedness, the pro rata part thereof owing to such Lender, accounting to all other Lenders not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding Lender or Lenders.

     Section 4.8. Foreclosure as to Mature Debt. Upon the occurrence of a
                  ------------------------------
default, Lender shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire Indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the Indebtedness and shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.6 except that the amount paid under clause SECOND thereof shall be only the matured portion of the Indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in clause SECOND and THIRD of Section 3.3 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

     Section 4.9. Remedies Cumulative. All remedies herein provided for are
                  --------------------
cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and Lender shall, in addition to the remedies herein provided, be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section 4.10. Lender's Discretion as to Security. Lender may resort to any
                   -----------------------------------
security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section 4.11. Mortgagor's Waiver of Certain Rights. To the full extent
                   -------------------------------------
Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the Indebtedness, notice of election to mature or declare due the whole of the Indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. To the extent permitted by applicable law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

     Section 4.12. Mortgagor as Tenant Post-Foreclosure. In the event there is a
                   -------------------------------------
foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Mortgagor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

     Section 5.1. Scope of Mortgage. This Mortgage is a mortgage of both real
                  ------------------
and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

     Section 5.2. Effective as a Financing Statement. This Mortgage shall be
                  -----------------------------------
effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property. This Mortgage is to be filed for record in the real estate records of each county where any part of the Mortgaged Properties is situated, and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Lender from which information concerning the security interests hereunder may be obtained is the address of Lender set forth at the end of this Mortgage.

     Section 5.3. Reproduction of Mortgage as Financing Statement.   A carbon,
                  ------------------------------------------------
photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2.

     Section 5.4. Notice to Account Debtors. In addition to, but without
                  --------------------------
limitation of, the rights granted in Article III hereof, Lender may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Lender directly.

     Section 5.5. Waiver by Lender. Lender may at any time and from time to time
                  -----------------
in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Proceeds from the lien and security interest of this Mortgage, or release any party liable, either directly or indirectly, for the Indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights or powers of Lender hereunder except to the extent specifically agreed to by Lender in such writing.

     Section 5.6. No Impairment of Security. The lien, security interest and
                  --------------------------
other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender including, but not limited to, any renewal, extension or modification which Lender may grant with respect to any indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property (including without limitation Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any indebtedness.

     Section 5.7. Acts Not Constituting Waiver by Lender. Lender may waive any
                  ---------------------------------------
default without waiving any other prior or subsequent default. Lender may remedy any default without waiving the default remedied. Neither failure by Lender to exercise, nor delay by Lender in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in Writing and signed by Lender and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on any Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section 5.8. Mortgagor's Successors. In the event the ownership of the
                  -----------------------
Property or any part thereof becomes vested in a person other than Mortgagor, Lender may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the Indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Lender, and no extension of the time for the payment of the Indebtedness given by Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the Indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the Indebtedness.

     Section 5.9. Place of Payment. All Indebtedness which may be owing
                  -----------------
hereunder at any time by Mortgagor shall be payable at the place designated in the Amended and Restated Credit Agreement (or if no such designation is made, at the address of Lender indicated at the end of this Mortgage), or at such other place as Lender may designate in writing.

     Section 5.10. Subrogation to Existing Liens. To the extent that proceeds of
                   ------------------------------
the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Mortgagor's request, and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness by Lender, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 5.11. Application of Payments to Certain Indebtedness. If any part
                   ------------------------------------------------
of the Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such Indebtedness, then all payments made shall be applied on said Indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section 5.12. Compliance with Usury Laws.  It is the intent of Mortgagor,
                   ---------------------------
Lender and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

     Section 5.13. Release of Mortgage. If all of the Indebtedness be paid as
                   --------------------
the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and Lender shall have no further obligation to provide credit or advance funds to Mortgagor or the maker of any promissory note (or other obligor with respect to other Indebtedness) secured hereby, then, Lender shall, at Mortgagor's request, release this Mortgage, in due form and at Mortgagor's cost; provided, however, that, notwithstanding such release, certain indemnifications, and other rights, which are provided herein to continue following the release hereof, shall continue in effect unaffected by such release.

     Section 5.14. Notices. All notices, requests, consents, demands and other
                   --------
communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, and (c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Lender of its rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

Section 5.15. Invalidity of Certain Provisions.  A determination that any
              ---------------------------------
provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 5.16. Gender: Titles. Within this Mortgage, words of any gender
                   ---------------
shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     Section 5.17. Recording. Mortgagor will cause this Mortgage and all
                   ----------
amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as

Lender shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 5.18. Reporting Compliance. Mortgagor agrees to comply with any and
                   ---------------------
all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Lender to furnish Lender with evidence of such compliance.

     Section 5.19. Lender's Consent. Except where otherwise expressly provided
                   -----------------
herein, in any instance hereunder where the approval, consent or the exercise of judgment of Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Lender, and Lender shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Lender's judgment.

     Section 5.20. Certain Obligations of Mortgagor. Without limiting
                   ---------------------------------
Mortgagor's obligations hereunder, Mortgagor liability hereunder shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

     Section 5.21. Restatement of Assigned Mortgages. It is the desire and
                   ----------------------------------
intention of Mortgagor and Lender to renew all liens, rights, powers, privileges, superior titles, estates and security interests existing by virtue of the Partially Assigned Mortgage Rights and the Gathering System Mortgage, and in connection therewith, it is understood and agreed that this Mortgage restates and amends the Gathering System Mortgage in its entirety. This Mortgage renews all liens, rights, powers, privileges, superior titles, estates and security interests existing by virtue of the Gathering System Mortgage but the terms, provisions and conditions of such liens, powers, privileges, superior titles, estates and security interests shall hereafter be governed in all respects by this Mortgage and any amendments or supplements thereto.

     Section 5.22. Counterparts. This Mortgage may be executed in several
                   -------------
counterparts, all of which are identical. All of such counterparts together shall constitute one and the same instrument.

     Section 5.23. Successors and Assigns. The terms, provisions, covenants,
                   -----------------------
representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Lender and its successors and assigns, and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor or Lender shall be deemed to include all such successors and assigns.



     Section 5.24. FINAL AGREEMENT OF THE PARTIES. THE WRITTEN LOAN DOCUMENTS
                   ----------------------------------------------------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
- --------------------------------------------------------------------------------
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE
- ------------------------------------------------------------------------
PARTIES. THERE ARE NO MITTEN ORAL AGREEMENT  BETWEEN THE PARTIES.
- -----------------------------------------------------------------

     Section 5.25. CHOICE OF LAW. THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED
                   --------------
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE

MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE LENDER GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

     Section 5.26. After Acquired Interests. If the Mortgagor shall hereafter
                   -------------------------
acquire any additional interest in any tract or parcel currently a part of the Mortgaged Properties or shall hereafter acquire any interest in other lands in the State of Michigan, then the Mortgagor shall promptly thereafter advise the Lender of such acquisition and enter into such supplemental mortgages, security agreements and financing statements pertaining thereto as may be reasonably requested by the Lender to evidence and confirm of record the inclusion of such interests in the Mortgaged Properties and subject to the lien and security interest of this instrument.

     Section 5.27 No Merger. If both the lessor's and lessee's estates under any
                  ----------
lease or any portion thereof which constitutes a part of the Mortgaged Properties shall at any time become vested in one owner, this instrument and the lien and security interest created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates. In addition, upon the foreclosure of the lien and security interest created by this instrument on the Mortgaged Properties pursuant to the provisions hereof, any leases or subleases then existing and created by the Mortgagor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Lender or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any lease or sublease unless Lender or such purchaser shall give written notice thereof to such tenant or subtenant. In addition, no interest held or acquired by Lender under this instrument shall ever be deemed to merge with or into any other interest held or acquired by Lender in the lands, properties or interests comprising the Mortgaged Properties.

     Section 5.28. Lender as Agent for its Affiliates. As described above,
                   -----------------------------------
certain Affiliates of the Lender, including without limitation, Bank of America National Trust and Savings Association, are or may become parties to certain Hedging Agreements with the Mortgagor and/or Affiliates of the Mortgagor. This Mortgage secures the obligations of the Mortgagor and such Affiliates, as the case may be, under such Hedging Agreements, and the parties hereto acknowledge for all purposes that the Lender acts as agent on behalf of such Affiliates of the Lender which are so entitled to share in the rights and benefits accruing to the Lender under this Mortgage.

     Section 5.29. Subordination. Notwithstanding anything to the contrary
                   --------------
contained herein, Lender hereby agrees for itself and its successors and assigns, that Lender's rights and remedies hereunder (the "Rights"), and any and all liens and security interests granted in or pursuant to this Mortgage that are granted to secure the Rights (the "Liens") as well as any interest in any property or asset, including the Property, acquired by reason of the enforcement of any of the Rights or the Liens are subject to the terms of the Subordination Agreement, which provides, among other things, that the Rights and the Liens are subject to the Participation Agreement as more particularly set forth therein. This Section 5.29 shall be deemed a covenant binding upon and running with the Property.

     Section 5.30 Limitation on Recourse. Notwithstanding the general terms of
                  -----------------------
Mortgagor's obligations under this Mortgage or anything to the contrary contained herein, Lender hereby agrees not to seek to satisfy Mortgagor's obligations under this Mortgage out of any property, assets, revenues or funds of

Mortgagor other than (i) MEC's Share of the Property (which shall remain subject to the Subordination Agreement) or (ii) funds which are distributed to West Shore and, in turn, to MEG from time to time pursuant to the Participation Agreement.

         IN WITNESS WHEREOF, this instrument is executed by Mortgagor this 2nd day of May, 1996.

Name: Mary Beth Rhodey

WESTSHORE PROCESSING COMPANY, L.L.C.,
By: MarkWest Michigan: its Operator

     By: MarkWest Hydrocarbon Partners, Ltd., its Manager
         By: MarkWest Hydrocarbon, Inc., its General Partner

                                       Title: Vice President

The address of Lender is:           The address of Mortgagor is:

231 South LaSalle Street            c/o MarkWest Michigan LLC
Chicago, Illinois 60697             5615 DTC Parkway, Suite 400
                                    Englewood, Colorado 80111

STATE OF TEXAS      (S)
COUNTY OF HARRIS    (S)

     The foregoing instrument was acknowledged before me on this 2nd day of May, 1996, by Arthur J. Denney, the Vice President of MarkWest Hydrocarbon, Inc., the General Partner of MarkWest Hydrocarbon Partners, Ltd., the Manager of MarkWest Michigan LLC, the Operator of West Shore Processing Company, L.L.C., a Michigan limited liability company, on behalf of said company.

MARY JOSEPHINE GORDON  JULY 12, 1997

My commission expires: 7/12/96

Notary Public State of Texas

Mary Josephine Gordon (printed name)

This instrument prepared by:

Kevin L. Shaw
Mayor, Brown &Platt
250 South Grand Avenue
Los Angeles, California  90071-1563

                                  SCHEDULE 1

                                   Part One
                                   --------

     1. Mortgage, Assignment, Security Agreement and Financing Statement dated December 1, 1993, executed by Manistee Gas Limited Liability Company in favor of Michigan Gas Fund I, counterparts of which were recorded as follows:

State/County         Recording Data            Date of filing
- ------------         --------------            --------------
Michigan/Manistee    Liber 586, Page 11        1/7/94
Michigan/Mason       Liber 436, Page 701       1/18/94

     2. First Supplement to Mortgage, Assignment, Security Agreement and Financing Statement dated March 30, 1994, executed by Manistee Gas Limited Liability Company and Michigan Gas Fund I, recorded as follows:

State/County         Recording Data            Date of filing
- ------------         --------------            --------------
Michigan/Manistee    Liber 592, Page 55/4/94
Michigan/Mason       Liber 439, Page 630       4/14/94

     3. Second Supplement to Mortgage, Assignment, Security Agreement and Financing Statement dated October 24, 1994, executed by Manistee Gas Limited Liability Company and Michigan Gas Fund I, recorded as follows:

State/County         Recording Data            Date of filing
- ------------         --------------            --------------
Michigan/Manistee    Liber 605, Page 69        2/12/94
Michigan/Mason       Liber 439, Page 630       12/8/94

                                                       Part Two

1. Collateral Assignment of Notes and Liens dated December 1, 1993 from Michigan Gas Fund I to Bankers Trust Company, Trustee, recorded as follows:

State/County         Recording Data            Date of Filing
- ------------         --------------            --------------
Michigan/Manistee    Liber 586, Page 135       1/7/94
Michigan/Mason       Liber 436, Page 786       1/18/94
Michigan/Muskegon    Liber 1743, Page 532      12/27/93
Michigan/Oceana      File No. 9313153          12/27/93

2. Amended and Restated Collateral Assignment of Notes and Liens dated March 31, 1994 from Michigan Gas Fund I to Bankers Trust Company, Trustee, recorded as follows:

State/County         Recording Data            Date of filing
- ------------         --------------            --------------
Michigan/Manistee
Michigan/Mason
Michigan/Muskegon
Michigan/Oceana

3. Second Amended and Restated Collateral Assignment of Notes and Liens dated December 29, 1996 from Michigan Gas Fund I to Bankers Trust Company, Trustee, recorded as follows:

State/County         Recording Data            Date of Filing
- ------------         --------------            --------------
Michigan/Manistee    Liber 626, Page 253       2/6/96
Michigan/Mason       Liber 460, Page 592       1/18/96

State/County         Recording Data            Date of Filing
- ------------         --------------            --------------
Michigan/Muskegon    Liber 1877, Page 615      1/24/96
Michigan/Oceana      File No. 960683           1/18/96

4. Assignment of Notes and Liens dated December 29, 1995, to Bank of America Illinois, recorded as follows:

State/County         Recording Data            Date of filing
- ------------         --------------            --------------
Michigan/Manistee    Liber 626, Page 244       2/6/96
Michigan/Mason       Liber 460, Page 583       1/18/96
Michigan/Muskegon    Liber 1877, Page 606      1/24/96
Michigan/Oceana      File No.  960644          1/18/96

                    EXHIBIT A - EASEMENTS AND LEASES TO MEC

                                  EASEMENTS.


1. Easement and right of way conveyed by Stanley J. Motyka et al. to The Dow Chemical Company on April 18, 1984, and recorded in the office of the Mason County Register of Deeds at Liber 313, Page 469, Mason County, Michigan;

2. Easement and right of way conveyed by James A. Nickelson et al. to The Dow Chemical Company on April 18, 1984, and recorded in the office of the Mason County Register of Deeds at Liber 313, Page 471, Mason County, Michigan;

3. Easement and right of way conveyed by Consumers Power Company to The Dow Chemical Company on October 29, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 86, Page 222, Mason County, Michigan;

4. Easement and right of way conveyed by Esther Weinert to The Dow Chemical Company on May 14, 1984 and recorded in the office of the Mason County Register of Deeds at Liber 314, Page 382, Mason County, Michigan;

5. Easement and right of way conveyed by William C. Groth et at. to The Dow Chemical Company on June 26, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 375, Mason County, Michigan;

6. Easement and right of way conveyed by George E. Brant et al. to The Dow Chemical Company on June 26, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 369, Mason County, Michigan;

7. Easement and right of way conveyed by Fredrick L. Bates to The Dow Chemical Company on June 26, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 371, Mason County, Michigan;

8. Easement and right of way conveyed by Joseph E. O'Brien et al. to The Dow Chemical Company on June 27, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 373, Mason County, Michigan;

9. Easement and right of way conveyed by Richard H. Kraft et al. to The Dow Chemical Company on July 28, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 367, Mason County, Michigan;

10. Easement and right of way conveyed by Frederick F. Petersen et al. to The Dow Chemical Company on June 17, 1978, and recorded in the office of the Mason County Register of Deeds at Liber 243, Page 436, Mason County, Michigan;

11. Easement and right of way conveyed by Donald C. Diesing et al. to The Dow Chemical Company on May 19, 1978, and recorded in the office of the Mason County Register of Deeds at Liber 243, Page 432, Mason County, Michigan;

12. Easement and right of way conveyed by David A. Diesing and Daryl L. Diesing, to The Dow Chemical Company on May 23, 1978, for David, and May 19, 1978, for Daryl, and recorded in the office of the Mason County Register of Deeds at Liber 243, Page 430, Mason County, Michigan;

13. Easement and right of way conveyed by Robert A. Raschka to The Dow Chemical Company on July 20, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 365, Mason County, Michigan;

14. Easement and right of way conveyed by Emmett E. Petersen et al. to The Dow Chemical Company on August 2, 1973, and recorded in the office of the Mason County Register of Dens at Liber 85, Page 361, Mason County, Michigan;

15. Easement and right of way conveyed by Birdsill Holly et al. to The Dow Chemical Company on July 19, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 363, Mason County, Michigan;

16. Easement and right of way conveyed by Frederick F. Peterson et al.. to The Dow Chemical Company on August 1, 1975, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 417, Mason County, Michigan;

17. Easement and right of way conveyed by Donald Diesing et al. to The Dow Chemical Company on November 13, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 199, Mason County, Michigan;

18. Easement and right of way conveyed by Alfred W. Stadler to The Dow Chemical Company on May 8, 1974, and recorded in the office of the Biason County Register of Deeds at Liber 89, Page 221, Mason County, Michigan;

19. Easement and right of way conveyed by Bernard O. Stadler el al. to The Dow Chemical Company on May 9, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 211, Mason County, Michigan;

20. Easement and right of way conveyed by William John Leak et al. to The Dow Chemical Company on May 9, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 213, Mason County, Michigan;

21. Easement and right of way conveyed by William Sadler to The Dow Chemical Company on July 17, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 197, Mason County, Michigan;

22. Easement and right of way conveyed by Homer C. Hansen et al. to The Dow Chemical Company on August 14, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 377, Mason County, Michigan;

23. Easement and right of way conveyed by Elizabeth Hagen et al. to The Dow Chemical Company on October 18, 1990, and recorded in the office of the Mason County Register of Deeds at Liber 405, Page 301, Mason County, Michigan;

24. Easement and right of way conveyed by Esther E. Billow to The Dow Chemical Company on October 16, 1975, and recorded in the office of the Mason County Register of Deeds at Liber 90, Page 55, Mason County, Michigan;

25. Easement and right of way conveyed by Charles Williams et al. to The Dow Chemical Company on July 5, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 357, Mason County, Michigan;

26. Easement and right of way conveyed by Jerry A. Malstrom et al. to The Dow Chemical Company on August 11, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 349, Mason County, Michigan;

27. Easement and right of way conveyed by Reva J. Miller et el. to The Dow Chemical Company on April 22, 1975, and recorded in the office of the Mason County Register of Deeds at Liber 92, Page 535, Mason County, Michigan;

28. Easement and right of way conveyed by Reva J. Miller et el. to The Dow Chemical Company on December 8, 1975, and recorded in the office of the Mason County Register of Deeds at Liber 90, Page 244, Mason County, Michigan;

29. Easement and right of way conveyed by John O. Swanson et el. to The Dow Chemical Company on November 6, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 86, Page 159, Mason County, Michigan;

30. Easement and right of way conveyed by Jerry A. Malstrom et el. to The Dow Chemical Company on May 28, 1990, and recorded in the office of the Mason County Register of Deeds at Liber 267, Page 15, Mason County, Michigan;

31. Easement and right of way conveyed by John Olson to The Dow Chemical , Company on May 20, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 219, Mason County, Michigan;

32. Easement and right of way conveyed by Bernard Sterley et al. to The Dow Chemical Company on August 11, 1973, and recorded in the office of the Mason County Register of Deeds at Liber 85, Page 351, Mason County, Michigan;

33. Easement and right of way conveyed by Edgar A. Williams et al. to The Dow Chemical Company on October 31, 1973, and recorded in the office of the Mason County Register of Deeds at liber 86, Page 100, Mason County, Michigan;

34. Easement and right of way conveyed by Edgar A. Williams et el. to The Dow Chemical Company on November 5, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 191, Mason County, Michigan;

35. Easement and right of way conveyed by Richard Dennis et el. to The Dow Chemical Company on February 6, 1975, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 187, Mason County, Michigan;

36. Easement and right of way conveyed by Lawrence Timpy et al. to The Dow Chemical Company on May 20, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 215, Mason County, Michigan;

37. Easement and right of way conveyed by Arthur Swanson et al. to The Dow Chemical Company on May 16, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 223, Mason County, Michigan;

38. Easement and right of way conveyed by Ray Karboske et al. to The Dow Chemical Company on January 29, 1975, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 193, Mason County, Michigan;

39. Easement and right of way conveyed by Donald O. Swanson et al. to The Dow Chemical Company on August 14, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 205, Mason County, Michigan;

40. Easement and right of way conveyed by Robert Ruby et al. to The Dow Chemical Company on July 16, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 203, Mason County, Michigan;

41. Easement and right of way conveyed by Ann Raschka to The Dow Chemical Company on August 16, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 209, Mason County, Michigan;

42. Easement and right of way conveyed by Donald C. Diesing et al. to The Dow Chemical Company on August 4, 1981, and recorded in the office of the Mason County Register of Deeds at Liber 281, Page 332, Mason County, Michigan;

43. Easement and right of way conveyed by Thompson Cabinet Company to The Dow Chemical Company on August 11, 1981, and recorded in the office of the Mason County Register of Deeds at Liber 281, Page 203, Mason County, Michigan;

44. Easement and right of way conveyed by Charles F. Larson et al. to The Dow Chemical Company on August 9, 1981, and recorded in the office of the Mason County Register of Deeds at Liber 281, Page 201, Mason County, Michigan;

45. Easement and right of way conveyed by Benjamin F. Campeau et al. to The Dow Chemical Company on June 20, 1981, and recorded in the office of the Mason County Register of Deeds at Liber 280, Page 40, Mason County, Michigan;

46. Easement and right of way conveyed by Freeman L. Thompson et al. to The Dow Chemical Company on June 20, 1981, and recorded in the office of the Mason County Register of Deeds at Liber 280, Page 38, Mason County, Michigan;

47. Easement and right of way conveyed by Freeman L. Thompson et al. to The Dow Chemical Company on July 23, 1974, and recorded in the office of the Mason County Register of Deeds at Liber 89, Page 201, Mason County, Michigan;

48. Easement and right of 'way conveyed by Howard T. Fugere et al. to The Dow Chemical Company on May 27, 1980, and recorded in the office of the Mason County Register of Deeds at Liber 267, Page 13, Mason County, Michigan.

49. Easement Agreement dated August 16, 1993 between City of Manistee and Manistee Gas Limited Liability Company recorded on August 21, 1993, in Liber 578, Page 282, Deed of Records of Manistee County, Michigan.

                                    LEASES

1. Lease Agreement from Dow Chemical to Manistee Gas limited Liability Company dated March 14, 1994, covering the following described land:

     Part of the E 1/2 of the NE 1/4 of the NW 1/4 of Section 19, T19N-R17W, Victory Township, Mason County, Michigan, described as follows: Commencing at the N 1/4 corner of said Section 19; thence due West along the Section line 652.32'; thence S 00 degrees 11 '28" W, along the West line of the E 1/2 of the NE 1/4 of the NW 1/4 of said Section 19, 537.03' to the Point of Beginning; thence S 63 degrees 40'37" E 142.79'; thence S 26 degrees 19'23" W 206.00'; thence S 63 degrees 40'37" E 142.79; thence S 26 degrees 19'23"
     W 206.00'; thence N 63 degrees 40'37" W 41.74'; thence N 00 degrees 11'28"
     E 229.45' to the Point of Beginning, 0.44 acres.

2. Sublease from Dow Chemical to Manistee Gas Limited Liability Company, dated March 14, 1994, covering the Lease Agreement between Emmett Earl Peterson and Jeanine Peterson, as Landlord, and The Dow Chemical Company, as Tenant.

3. Lease dated effective December 2.7, 1993 by and between Kenneth Dennis and Noel Parrish and Manistee (Gas Ltd. Liability Co. covering the premises at 356 River St., Manistee, Michigan.

                   EXHIBIT B-CONTRACTS AND AGREEMENTS TO MEC


1. Transportation Agreement dated December 1, 1993 between Manistee Gas Limited Liability Company, as Shipper, and Basin Pipeline LLC, as Transporter.

2. Asset Purchase Agreement dated December 1, 1993, between Dow Chemical Company, as Buyer, and Manistee Gas Limited Liability Company as Seller.

3. Promissory Note dated December 1, 1993 from Manistee to The Dow Chemical Company in the principal sum of $720,000.00.

4. Pipeline Construction Agreement dated November 30, 1993, by and between Basin, as owner, and Murphy Bros. Inc., as Contractor, as amended by First Amendment to the Pipeline Construction Agreement dated November 30, 1993.

5. Agreement dated December 22, 1994 between Basin, West Bay Exploration Co., Savoy Oil and Gas Inc. and H&H Star Energy, Inc. for the Filer 1-10 Well.

6. Transportation Agreement dated April 1, 1995, by and between Manistee and Michigan Consolidated Gas Company.

7. KIF Use Agreement dated October 1, 1991, between Shell Michigan Pipeline Company and Manistee.

8. Gas and Condensate Processing Agreement - Kalkaska Plant dated April 1, 1995, by and between Shell Western E&P, Inc. and Manistee.

9. Product Purchase Agreement dated July 12, 1994, accepted July 15, 1994, by and between Enerkon Resources Corporation and Manistee.

10. Gathering Line Construction and Gas Processing Agreement dated December 22, 1994, by and between Manistee, Basin, West Bay Exploration Company, Savoy Oil & Gas, Inc., and H&H Star Energy, Inc.

10.  Lease/Purchase of Gas Compressor for the Victory #32 Compressor Station 1
     -------------------------------------------------------------------------
Lessor:                         Gas Compression Services, Inc. ("Gasco").
Lessee:                         Manistee Gas, L.L.C. "Manistee").
Date of agreement:              January 3, 1994
Suction pressure:               300 to 350 psig.
Discharge pressure:             1,000psig.
Specific gravity:               0.70.
Volume:                         2.5 to 3.1 Mmcfld.
Operations:                     Gasco will operate the compressor. Manistee will
                                furnish all parts, lube oil, and dry sweet fuel gas.
Terms:                          Sixty (60) months upon which Manistee will have
                                option to purchase the compressor unit for $53,350.42 within thirty (30) days after final lease payment is made.
Pricing:                        $3,916.67 per month (includes $750.00 for the
                                operation of the compressor unit).

11.  Lease/Purchase of gas compressor for the Victory #32 Compressor Station #2
     --------------------------------------------------------------------------
Lessor:                         Gas Compression Services, Inc. ("Gasco").
Lessee:                         Manistee Gas, L.L.C. "Manistee").
Date of agreement:              January 3, 1994
Suction pressure:               300 to 350 psig.
Discharge pressure:             1,000psig.
Specific gravity:               0.70.
Volume:                         2.5 to 3.1 Mmcfld.
Operations:                     Gasco will operate the compressor. Manistee will
                                furnish all parts, lube oil, and dry sweet fuel gas.
Terms:                          Sixty (60) months upon which Manistee will have
                                option to purchase the compressor unit for $53,350.42 within thirty (30) days after final lease payment is made.
Pricing:                        $3,916.67 per month (includes $750.00 for the
                                operation of the compressor unit).

12.  Lease purchase of gas compressor for the Victory #32 Compressor Station #3
     --------------------------------------------------------------------------
Lessor:                         Gas Compression Services, Inc. ("Gasco").
Lessee:                         Manistee Gas, L.L.C. "Manistee").
Date of agreement:              January 3, 1994
Suction pressure:               300 to 350 psig.
Discharge pressure:             1,000psig.
Specific gravity:               0.70.
Volume:                         2.5 to 3.1 Mmcfld.
Operations:                     Gasco will operate the compressor. Manistee will
                                furnish all parts, lube oil, and dry sweet fuel gas.
Terms:                          Sixty (60) months upon which Manistee will have
                                option to purchase the compressor unit for $53,350.42 within thirty (30) days after final lease payment is made.
Pricing:                        $3,916.67 per month (includes $750.00 for the
                                operation of the compressor unit).

13.  Lease/ Purchase of gas compressor for Peterson Facility.
     --------------------------------------------------------
Lessor:                         Gas Compression Services, Inc. ("Gasco").
Lessee:                         Manistee Gas, L.L.C. ("Manistee").
Date of agreement:              February 1, 1995
Suction pressure:               15 to 35 psig.
Suction Temperature:            70 degrees.
Discharge pressure:             350 psig.
Specific gravity:               0.83.
Volume:                         0.9 to 1.3 Mmcfld.
Ambient Temperature:            100 degrees.
Operations:                     Lessor will operate the compressor. Lessee will
                                furnish all parts, lube oil, and dry sweet fuel gas.
Terms:                          Sixty (60) months. Upon final payment, Lessor
                                will assign lessee the compressor unit for no additional charge.
Pricing:                        $2,880.56 per month (includes $0.00 for the
                                operation of the compressor unit).

14. Letter Agreement regarding Transportation, Compression, Treating and Processing dated February 23, 1996 between Manistee, Basin and Dynamic Development, Inc. for the Peterson #1-19 Victory Well in Victory Township, Mason County.


                            Table of Vehicle Leases

                                  Including:

                              Vehicle Description
                                   Payments
                                    Drivers
                                    ID #'s
                                    Leases
                                    Mileage
                                  V.I.D. #'s

                EXHIBIT B - Transferred Brown-19 Assets to MEC

Basin and/or Manistee Assets Located at the Brown 19 Treating Plant
- -------------------------------------------------------------------

The Basin and/or Manistee assets located at the Brown 19 treating plant include:

1.   Slug catcher
2.   Filter Unit
3.   Basin Gas Pack
4.   Three 12,000-gallon sour NGL storage tanks and one 24,000 NGL storage tank
5.   The spare gas pack
6.   The sour NGL truck-loading facilities
7. All spare or unused equipment, facilities and supplies located at or near the Brown 19 Treating Plant site and in the portion of the Plant commonly known as the "Bone Yard", excluding however, the Lake Orion NGL amine skid, NGL plant skid and related equipment.

The above facilities shall include all line-pipe, pipe, connections, fittings, flanges, interconnect with other pipelines, valves, control equipment, pigs, pig launchers and receivers, cathodic protection, bypasses, regulators, drips, meters and metering equipment, all equipment loacted on, at or appurtenant to the Peterson compressor staion, all other equipment and personal property and/or fixtures associated therewith including the following:

Delivery Points                   Valves
- ---------------                   ------

1) Basin Pipeline Gas Pack         a) The first valve (gas) downstream of the
                                      Basin Gas Pack

                                   a) All piping from the 2-inch valve (air) to
                                      the Basin Gas Pack

                                   b) The 2-inch valve (fuel) and piping to the
                                      Basin Gas Pack

                                   c) All piping from the 1-inch and 2-inch
                                      flare valves to the Basin Gas Pack.

2) Sour NGL Storage                a) The four (4) 4" x 6" relief valves on the
                                      piping from the sour NGL storage
                                      tanks to the Brown 19 flare system.

                                   b) All piping between the 2inch flash gap
                                      valves and each sour NGL Storage Tank.

                                   c) All piping between the 2-inch valves on
                                      the sour NGL storage tanks to the Brown 19 flare system.

                                   d) All piping between the 2-inch valve (truck
                                      load-out to the Brown 19 flare system) and the tanks.

                                   e) All piping between the 1-inch valves on
                                      the sour NGL filter vapor water return
                                      dump line in the truck loading area and
                                      the sour NGL filter.

                                      B-4

                           Unscannable forms follow.